UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A
                                 (Rule 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14a INFORMATION
           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No. )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ]   Preliminary Proxy Statement
[ ] Confidential, for use of the Commission Only (as permitted by Rule 14a-6(e) (2)
[X]   Definitive Proxy Statement
[ ]   Definitive Additional Materials
[ ]   Soliciting Material Pursuant to Section 240.14a-12

                       WHISPERING OAKS INTERNATIONAL, INC.
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                (Name of Registrant as Specified in its Charter)

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    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]   No fee required.
[ ]   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)   Title of each class of securities to which transaction applies:

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(2)   Aggregate number of securities to which transaction applies:

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(3)   Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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(4)   Proposed maximum aggregate value of transaction:

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(5)   Total fee paid:

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[ ]   Fee paid previously with preliminary materials.

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[ ]   Check box if any part of the fee is offset as provided by Exchange Act
Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)   Amount Previously Paid:

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(2)   Form, Schedule or Registration Statement No.:

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(3)   Filing Party:

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(4)   Date Filed:

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

                       WHISPERING OAKS INTERNATIONAL, INC.
                           7080 River Road, Suite 215
                           Richmond, British Columbia
                                 CANADA V6X 1X5
                                 (866) 884-8669

                   NOTICE OF A SPECIAL MEETING OF SHAREHOLDERS
         TO BE HELD AT 9:30 AM, PACIFIC TIME, TUESDAY, OCTOBER 27, 2009

To the Shareholders:

      You are cordially invited to attend a Special Meeting of Shareholders (the "Meeting") of Whispering Oaks International, Inc., a Texas corporation (the "Company"), which will be held on Tuesday, October 27, 2009 at 9:30 AM Pacific Time, at the Best Western Abercorn Inn Vancouver Airport Hotel, 9260 Bridgeport Road, Richmond, British Columbia, Canada V6X 1S1 to consider and act upon the following matters, all as more fully described in the accompanying Proxy
Statement:

      1. To consider and approve an amendment to the Company's Articles of Incorporation increasing the number of authorized shares of common stock to 450,000,000 shares.

      2. To consider and approve an amendment to the Company's Articles of Incorporation to change the name of the Company to "BioCurex, Inc."

      Shareholders of record of the Company's common stock at the close of business on September 15, 2009, the record date set by the Board of Directors, are entitled to notice of, and to vote at, the Meeting and at any adjournment or postponements thereof.

      THOSE WHO CANNOT ATTEND ARE URGED TO SIGN, DATE, AND OTHERWISE COMPLETE THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE. ANY SHAREHOLDER GIVING A PROXY HAS THE RIGHT TO REVOKE IT ANY TIME BEFORE IT IS VOTED.

                                   By Order of the Board of Directors,

                                   Dr. Ricardo Moro-Vidal,
                                   Chief Executive Officer

Dated: Richmond, British Columbia
       September 20, 2009

                                  * * * * * * *

   IMPORTANT NOTICE REGARDING INTERNET AVAILABILITY OF PROXY MATERIALS FOR THE
               SHAREHOLDER MEETING TO BE HELD ON OCTOBER 27, 2009.

          THE PROXY STATEMENT IS AVAILABLE AT HTTP://WWW.BIOCUREX.COM.

     SHAREHOLDERS MAY ACCESS THE PROXY STATEMENT BY CLICKING ON THE KEYWORD
                     "INVESTOR" AT HTTP://WWW.BIOCUREX.COM.

                                  * * * * * * *

                       WHISPERING OAKS INTERNATIONAL, INC.
                           7080 RIVER ROAD, SUITE 215
                           RICHMOND, BRITISH COLUMBIA
                                 CANADA V6X 1X5
                                 (866) 884-8669

                                 ---------------
                                 PROXY STATEMENT
                                 ---------------

      This proxy statement contains information related to the Special Meeting of Shareholders ("Meeting") of Whispering Oaks International, Inc., a Texas corporation ("we", "us", "our" or the "Company"), to be held on Tuesday, October 27, 2009 at 9:30 AM Pacific Time, at the Best Western Abercorn Inn Vancouver Airport Hotel, 9260 Bridgeport Road, Richmond, British Columbia, Canada V6X 1S1, and at any postponements or adjournments thereof. The approximate date of mailing for this proxy statement and the proxy card (collectively, the "Proxy Material") is September 22, 2009.

SOLICITATION AND REVOCATION OF PROXIES

      A form of proxy card is being furnished herewith by the Company to each shareholder and, in each case, is solicited on behalf of the Board of Directors of the Company for use at the Meeting. Shareholders are requested to complete, date and sign the accompanying proxy and return it promptly to the Company. Your execution of the enclosed proxy will not affect your right as a shareholder to attend the Meeting and to vote in person. Any shareholder giving a proxy has the right to revoke it at anytime by (i) a later-dated proxy, (ii) a written revocation sent to and received by the Secretary of the Company prior to the Meeting or (iii) attendance at the Meeting and voting in person.

      If your shares are registered directly in your name with Securities Transfer Corporation, our transfer agent, you are considered a shareholder of record. As a shareholder of record at the close of business on September 15, 2009 (the "Record Date"), you can vote in person at the Meeting or you can provide a proxy to be voted at the Meeting by signing and returning the enclosed proxy card. If you submit a proxy card, we will vote your shares as you direct. If you submit a proxy card without giving specific voting instructions, those shares will be voted as recommended by the Board.

      If your shares are held in a stock brokerage account or other nominee, you are considered the beneficial owner of those shares, and your shares are held in "street name." If you hold your shares in "street name," you will receive instructions from your broker or other nominee describing how to vote your shares.

SHAREHOLDER'S VOTING RIGHTS

      Only holders of record of the Company's common stock, par value $0.001 per share ("Common Stock"), at the close of business on the Record Date will be entitled to notice of, and to vote at, the Meeting or at any adjournment or postponements thereof. On the Record Date, there were 70,635,246 shares of Common Stock outstanding with one vote per share.

      Our Bylaws provide that the holders of a majority of the shares of Common Stock issued and outstanding and entitled to vote at the Meeting, present in person or represented by proxy, will constitute a quorum for the transaction of business at the Meeting. Abstentions and broker non-votes will be counted as present for the purpose of determining the presence of a quorum. With respect to the proposals described herein, abstentions and broker non-votes will have the same effect as a vote against such proposals.

      A complete list of shareholders entitled to vote at the Meeting will be available for examination by any shareholder at our corporate headquarters, 7080 River Road, Suite 215, Richmond, British Columbia, during normal business hours for a period of ten days before the Meeting and at the time and place of the Meeting.

                                 PROPOSAL NO. 1

      APPROVAL OF AN AMENDMENT TO OUR ARTICLES OF INCORPORATION TO INCREASE
                 THE AUTHORIZED NUMBER OF SHARES OF COMMON STOCK

      The Board of Directors, on September 9, 2009, adopted resolutions approving an amendment to the Company's Articles of Incorporation to increase the authorized shares of Common Stock from 125,000,000 shares to 450,000,000 shares and directing that the proposed amendment be submitted to a vote of the shareholders at the Meeting. The Board of Directors determined that the amendment is in the best interests of the Company and unanimously recommends approval by the shareholders. If the amendment is approved by the shareholders, the Company will file Articles of Amendment to the Company's Articles of Incorporation with the Texas Secretary of State reflecting the amendment, which will become effective on the date the Articles of Amendment is accepted for filing by the Secretary of State.

      Approval of the amendment to the Company's Articles of Incorporation requires that a majority of the holders of the Company's outstanding shares of Common Stock vote in favor of the amendment.

BACKGROUND AND REASONS FOR THE PROPOSAL

      The Company's Articles of Incorporation presently authorizes the issuance of up to 125,000,000 shares of Common Stock. Of the 125,000,000 shares of Common Stock authorized, as of the close of business on the Record Date there were 70,635,246 shares issued and outstanding and 5,776,941 shares reserved for future issuance under the Company's incentive compensation plans (of which 2,338,110 are issuable upon exercise of outstanding options) and 31,652,812 shares reserved for issuance upon exercise of outstanding warrants and conversion of convertible debt securities.

      After deducting outstanding and reserved shares, as of the Record Date there were 16,935,001 authorized shares that have not been issued or reserved for issuance for a specific purpose. The Board of Directors believes that an increase in the number of authorized shares of Common Stock is necessary and that it is in the Company's best interests to increase the number of authorized shares of Common Stock in order to insure that the Company will have a sufficient number of shares available for future issuance from time to time for proper corporate purposes to better enable the Company to meet its needs for additional capital, either through public or private sales of equity or convertible securities, for acquisitions, for reservations of shares for equity incentive plans and equity awards to officers and directors, and/or other business needs. There are no current binding agreements regarding the financings or other transactions calling for the issuance of additional shares except the reserved shares noted above. However, as previously disclosed, the Company recently entered into a Loan Modification Agreement with the holders of its secured notes under which such holders waived all existing defaults with respect to such notes. Under the terms of the Loan Modification Agreement, the failure of the Company to complete an underwritten public offering of its equity securities for gross proceeds of at least $3 million on or before February 19, 2010 will result in a default under the terms of the notes as modified by the Loan Modification Agreement. Based on the current market price of the Common Stock, unless this amendment is approved, the Company would not be able to complete such an offering.

      Although an increase in the number of outstanding shares of Common Stock, which would be permitted by an increase in the number of authorized shares of Common Stock, could, under certain circumstances, have an anti-takeover effect (for example, by diluting the stock ownership of a person seeking to effect a change in the composition of the Board of Directors or contemplating a tender offer or other transaction directed to the combination of the Company with another company), the current proposal to amend the Articles of Incorporation is not in response to any effort to accumulate the Company's stock or to obtain control of the Company by means of a merger, tender offer, solicitation in opposition to management or otherwise. As of the date of this Proxy Statement, management is not aware of any actions taken by any person or group to obtain control of the Company. In addition, the proposal is not part of any plan by management to recommend a series of similar amendments to the Board of Directors and the shareholders.

      THE AFFIRMATIVE VOTE OF A MAJORITY OF THE SHARES OF COMMON STOCK OUTSTANDING IS REQUIRED FOR THE APPROVAL OF THE AMENDMENT TO THE ARTICLES OF INCORPORATION INCREASING THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK.

   THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE APPROVAL OF THE AMENDMENT
      TO THE ARTICLES OF INCORPORATION INCREASING THE NUMBER OF AUTHORIZED
                             SHARES OF COMMON STOCK.

                                 --------------

                                 PROPOSAL NO. 2

            APPROVAL OF AMENDMENT TO OUR ARTICLES OF INCORPORATION TO
                  CHANGE THE CORPORATE NAME TO "BIOCUREX, INC."

      The Board of Directors, on September 9, 2009, adopted resolutions approving an amendment to Article I of the Company's Articles of Incorporation changing the corporate name from "Whispering Oaks International, Inc." to "BioCurex, Inc." and directed that the proposed amendment be submitted to a vote of the shareholders at the Meeting. The Board of Directors determined that the amendment is in the best interests of the Company and unanimously recommends approval by the shareholders. If the amendment is approved by the shareholders, the Company will file Articles of Amendment to the Company's Articles of Incorporation with the Texas Secretary of State reflecting the amendment, which will become effective on the date the Articles of Amendment is accepted for filing by the Secretary of State.

BACKGROUND AND REASONS FOR THE PROPOSAL

      The Company was organized in December 1997. Since March 2001, when the Company acquired all of the biotechnology assets of Curex Technologies Inc., the Company's only activities have been in the biotechnology field, and it has used BioCurex as an assumed name in connection with its activities.

      Accordingly, the Board of Directors believes that changing the Company's legal name to BioCurex better reflects the Company's current business and that using the name BioCurex will result in a strengthened corporate identity.

      THE AFFIRMATIVE VOTE OF A MAJORITY OF THE SHARES OF COMMON STOCK OUTSTANDING IS REQUIRED FOR THE APPROVAL OF THE AMENDMENT TO THE ARTICLE OF INCORPORATION CHANGING THE COMPANY'S NAME.

   THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE APPROVAL OF THE AMENDMENT
         TO THE ARTICLES OF INCORPORATION CHANGING THE COMPANY'S NAME TO
                                "BIOCUREX, INC."

                                 --------------

                             PRINCIPAL STOCKHOLDERS

      The following table provides information as of Record Date regarding beneficial ownership of our Common Stock based on 70,635,246 shares of Common Stock outstanding by: (i) each person known to us who beneficially owns more than five percent of our common stock; (ii) each of our directors; (iii) each of our named executive officers; and (iv) all of our directors and executive officers as a group.

                                            NUMBER OF SHARES
                  NAME OF                      BENEFICIALLY       PERCENT OF
              BENEFICIAL OWNER                   OWNED(1)          CLASS(2)
 -----------------------------------------   ----------------     ----------

EXECUTIVE OFFICERS AND DIRECTORS:
 Dr. Ricardo Moro-Vidal (3)                         4,003,947           5.67%
 Dr. Phil Gold                                        884,210(4)        1.24%
 Denis R. Burger, Ph.D.(5)                            714,286           1.01%
 Jim Walsh, Ph.D.(6)                                  714,286           1.01%

 ALL DIRECTORS AND EXECUTIVE OFFICERS AS A
 GROUP (4 PERSONS)                                  6,316,729(7)        8.83%

 5% STOCKHOLDERS:
 Dr. Gerald Wittenberg                              3,597,278(8)        4.98%
 6857 Churchill Street
 Vancouver, British Columbia
 Canada V6P 5B4

----------

(1) According to the rules and regulations of the Securities and Exchange Commission, shares that a person has a right to acquire within 60 days of the date of the Record Date are deemed to be beneficially owned by such person and are deemed to be outstanding only for the purpose of computing the percentage ownership of that person. Except as otherwise indicated, and subject to applicable community property and similar laws, each of the persons named has sole voting and investment power with respect to the shares shown as beneficially owned.

(2)   Based on 70,635,246 shares of Common Stock issued and outstanding.

(3) President, Principal Executive, Financial and Accounting Officer and a director.

(4) Director. Number of shares beneficially owned includes 884,210 shares of Common Stock underlying options currently exercisable that have an exercise price of $.001 per share.

(5)   Executive Chairman and director.

(6)   Director.

(7) Includes 884,210 shares of Common Stock underlying options currently exercisable that have an exercise price of $.001 per share.

(8) Number of shares beneficially owned includes 252,278 shares of Common Stock underlying warrants currently exercisable that have an exercise price of $.05 per share and 1,275,000 shares of Common Stock underlying warrants currently exercisable that have an exercise price of $.08 per share.

                                 --------------

OTHER INFORMATION

      The entire cost of preparing and soliciting these proxies will be borne by the Company. The Company may pay persons holding shares in their names or the names of their nominees for the benefit of others, such as brokerage firms, banks, depositories, and other fiduciaries, for costs incurred in forwarding soliciting materials to their principals. Members of the management of the Company may also solicit some shareholders in person, or by telephone, telegraph or telecopy, following solicitation by their Proxy Statement, but will not be separately compensated for such solicitation services. The Company may also hire a proxy solicitor to assist in obtaining the requisite vote, but has not yet decided to do so.

      Unless contrary instructions are indicated on the proxy card, all shares of Common Stock represented by valid proxies received pursuant to this solicitation (and not revoked before they are voted) will be voted "FOR" all of the proposals described in this proxy statement.

HOUSEHOLDING

      The Securities and Exchange Commission's rules permit companies and intermediaries such as brokers to satisfy delivery requirements for proxy materials with respect to two or more shareholders sharing the same address by delivering a single set of proxy materials addressed to those shareholders. This process, which is commonly referred to as "householding," potentially provides extra convenience for shareholders and cost savings for companies. Some brokers household proxy materials by delivering a single set of proxy materials to multiple shareholders sharing an address, although each shareholder will receive a separate proxy card. Once you have received notice from your broker that they will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. If at any time you no longer wish to participate in householding and would prefer to receive a separate set of proxy materials, please notify your broker. If you would like to receive a separate copy of proxy materials for this Meeting from us directly, please contact us by:

      o     writing to:

            Whispering Oaks International, Inc. - Investor Relations 7080 River Road, Suite 215
            Richmond, British Columbia
            CANADA V6X 1X5

      o     telephoning us at: (866) 884-8669.

                                  OTHER MATTERS

      The Board of Directors does not know of any other matters that are to be presented for action at the Meeting. Should any other matter come before the Meeting, however, the persons named in the enclosed proxy will have discretionary authority to vote all proxies with respect to such matter in accordance with their judgment.

   IMPORTANT NOTICE REGARDING INTERNET AVAILABILITY OF PROXY MATERIALS FOR THE
               SHAREHOLDER MEETING TO BE HELD ON OCTOBER 27, 2009.

          THE PROXY STATEMENT IS AVAILABLE AT HTTP://WWW.BIOCUREX.COM.

     SHAREHOLDERS MAY ACCESS THE PROXY STATEMENT BY CLICKING ON THE KEYWORD
                     "INVESTOR" AT HTTP://WWW.BIOCUREX.COM.

                                                 BY ORDER OF THE BOARD

                                                 Dr. Ricardo Moro-Vidal,
                                                 Chief Executive Officer

Dated: Richmond, British Columbia
       September 20, 2009

                                   APPENDIX A
                                   PROXY CARD

     SHAREHOLDERS ARE URGED TO SPECIFY THEIR CHOICES AND TO DATE, SIGN, AND RETURN THE ENCLOSED PROXY IN THE ENCLOSED ENVELOPE. PROMPT RESPONSE IS
                HELPFUL AND YOUR COOPERATION WILL BE APPRECIATED.

                       WHISPERING OAKS INTERNATIONAL, INC.
                           7080 River Road, Suite 215
                           Richmond, British Columbia
                                 CANADA V6X 1X5
                            (866) 884-8669 Telephone
                            (604) 207-9165 Facsimile

                 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD
           FOR THE SPECIAL MEETING OF SHAREHOLDERS ON OCTOBER 27, 2009

The undersigned hereby appoints Dr. Ricardo Moro-Vidal and Antonia Bold-de-Haughton as Proxies, each with the power to appoint his/her substitute, and hereby authorizes them or either of them to represent and to vote as designated below, all the shares of Common Stock of Whispering Oaks International, Inc. (the "Company") held of record by the undersigned on September 15, 2009, at a Special Meeting of Shareholders of Whispering Oaks International, Inc., to be held on Tuesday, October 27, 2009 at 9:30 AM Pacific Time, at the Best Western Abercorn Inn Vancouver Airport Hotel, 9260 Bridgeport Road, Richmond, British Columbia, Canada V6X 1S1 or any adjournment thereof.

                                   * * * * * *

   IMPORTANT NOTICE REGARDING INTERNET AVAILABILITY OF PROXY MATERIALS FOR THE
               SHAREHOLDER MEETING TO BE HELD ON OCTOBER 27, 2009.

          THE PROXY STATEMENT IS AVAILABLE AT HTTP://WWW.BIOCUREX.COM.

     SHAREHOLDERS MAY ACCESS THE PROXY STATEMENT BY CLICKING ON THE KEYWORD
                     "INVESTOR" AT HTTP://WWW.BIOCUREX.COM.

                                   * * * * * *

INSTRUCTIONS: PLEASE INDICATE YOUR SELECTION BY PLACING AN "X" IN THE APPROPRIATE BOXES BELOW.

1. APPROVE PROPOSAL TO AMEND THE COMPANY'S ARTICLES OF INCORPORATION TO INCREASE THE NUMBER OF SHARES OF COMMON STOCK THAT THE COMPANY MAY ISSUE TO 450,000,000.

[ ] FOR                      [ ] AGAINST                      [ ] ABSTAIN

2. APPROVE PROPOSAL TO AMEND THE COMPANY'S ARTICLES OF INCORPORATION TO CHANGE THE NAME OF THE COMPANY TO "BIOCUREX, INC.".

[ ] FOR                      [ ] AGAINST                      [ ] ABSTAIN

In their discretion, the Proxy is authorized to vote upon such other business as may properly come before the special meeting or any adjournment thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 AND 2.

Dated: ___________________, 2009

____________________________________
Signature of Shareholder

____________________________________
Signature if held jointly

Please sign exactly as name appears herein. When shares are held by joint tenants, both should sign. When signing as attorney, as executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

PLEASE READ, COMPLETE, SIGN, DATE, AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.